EXHIBIT 3.1
                                     BYLAWS

                                       OF

                               ACCELACORP 1, INC.
                            A CALIFORNIA CORPORATION


                          Article I. General Provisions
                         ------------------------------


Section 1.01.  Principal Office
-------------------------------

       The principal executive office of the Corporation shall be located at 5777 West Century Boulevard, Suite 1540, Los Angeles, California 90045. Directors may fix and locate one or more subsidiary offices within or without the State of California. The Corporation may have other offices, either within or without the State of California, at such place or places as the Board of Directors may from time to time appoint or the business of the Corporation may require.


                      Article II. Meetings of Shareholders
                      ------------------------------------


Section 2.01.  Place of Meetings
--------------------------------

       The Board of Directors may designate any place within or without the State of California for the holding of any meeting or meetings of shareholders; in the absence of such a designation by the Board of Directors, the shareholders may designate the place for such meeting or meetings by obtaining written consent of all the persons entitled to vote thereat; provided, that, in the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the Corporation.

Section 2.02.  Annual Meetings
------------------------------

       The annual meeting of shareholders shall be held at the principal executive office of the Corporation or at such other place as may be designated by the Board of Directors or the shareholders pursuant to the provisions of
Section 2.01 of these Bylaws at 10:00 o'clock a.m. on the 1st day of June, if not a legal holiday, and if a legal holiday, then on the next business day thereafter following; provided, however, that any annual meeting may be adjourned as provided in Section 2.06 of these Bylaws. If the annual meeting of shareholders shall not be held on the date specified above, then the Board of Directors shall cause a meeting in lieu thereof to be held as soon thereafter as convenient, and in any case not later than sixty (60) days after the date designated above, and any business transacted or election held at such meeting shall be as valid as if transacted at the annual meeting.


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Section 2.03.  Special Meetings
-------------------------------

       Special meetings of shareholders may be called at any time, for any purpose or purposes whatsoever, by resolution of the Board of Directors, or by one or more shareholders holding not less than ten (10%) percent of the voting shares of the Corporation.

Section 2.04.  Notice of Meetings
---------------------------------

          (A) Written notice of all meetings of shareholders shall be given to each shareholder entitled to vote by the Secretary or by any Assistant Secretary, or by any other person whom the Board of Directors may charge with that duty. Such notice shall be given, either personally or by mail or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with these Bylaws executed by the Secretary, Assistant Secretary or any transfer agent shall be prima facie evidence of the giving of the notice or report. If
               ----- -----
any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, then all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand at the principal executive office of the Corporation for a period of one year from the date of giving of the notice or report to the other shareholders.

          (B) All notices shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (2) in the case of the annual meeting, those matters that the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders; provided, however, that any shareholder approval at an annual meeting, other than unanimous approval by those entitled to vote, pursuant to Section 310, 902, 1201, 1900 or 2007 of the California General Corporation Law, shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice, and provided further, that any unanimous shareholder approval at an annual meeting by those entitled to vote, pursuant to Section 310, 902, 1201, 1900 or 2007 of the California General Corporation Law shall be valid even though the general nature of the proposal so approved was not stated in the notice of meeting or in any written waiver of notice. A notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.


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Section 2.05.  Quorum
---------------------

       The presence in person or by proxy of the persons entitled to vote a majority of the voting shares of the Corporation at any meeting shall constitute a quorum for the transaction of business. The affirmative vote of the majority of the shares represented and voting at a duly held meeting at which a quorum is present (provided that shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or by the Articles of Incorporation of the Corporation and except as provided in the following sentence. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 2.06.  Adjourned Meeting and Notice Thereof
---------------------------------------------------

       Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in
Section 2.05 of these Bylaws. It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken except that, when any meeting is adjourned for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat. At the adjourned meeting the Corporation may transact any business which could have been transacted at the original meeting.

Section 2.07.  Voting at Meetings
---------------------------------

          (A) The Shareholders entitled to notice of any meeting or to vote at any such meeting shall be the persons in whose name shares stand on the stock records of the Corporation on the record date determined in accordance with
Section 2.08 of these Bylaws.

          (B) Voting of shares of the Corporation shall in all cases be subject to the provisions of Chapter 7 of the California General Corporation Law and to the following provisions:

               (1) subject to clause (8), below, shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without transfer of the shares into the holder's name;

               (2) subject to clause (8), below, shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares so held without a transfer of them into the trustee's name;


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               (3)     shares standing in the name of a receiver may be voted by
such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed;

               (4) subject to the provisions of Section 705 of the California General Corporation Law and of Section 2.09 of these Bylaws, and except where otherwise agreed in writing between the parties, a shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred;

               (5) shares standing in the name of a minor may be voted and the Corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the Corporation has notice, actual or constructive, of the minority, unless a guardian of the minor's property has been appointed and written notice of such appointment has been given to the Corporation;

               (6) shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the chairman of the board, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this clause, unless the contrary is shown;

               (7) shares of the Corporation owned by any subsidiary of the Corporation shall not be entitled to vote on any matter;

               (8) shares held by the Corporation in a fiduciary capacity, and shares of the Corporation held in a fiduciary capacity by any subsidiary of the Corporation, shall not be entitled to vote on any matter, except (i) to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the Corporation binding instructions as to how to vote such shares and (ii) when there are one or more co-trustees who are not affected by the prohibition of this clause, in which case the shares may be voted by the co-trustee(s) as if it or they are the sole trustee; and

               (9) if shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the


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Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                    (a)     if only one votes, such act binds all;

                    (b) if more than one vote, the act of the majority so voting binds all;

                    (c) if more than one vote, but the vote is evenly split on any particular matter, each fraction may vote the securities in question proportionately.

If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of the above shall be a majority or even split in interest.

          (C)     Subject to the following sentence and to the provisions of
Section 708 of the California General Corporation Law and except as otherwise provided in the Articles of Incorporation of the Corporation, every shareholder entitled to vote at any election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes on the same principle among as many candidates as he thinks fit. No shareholder shall be entitled to cumulate votes for any candidate or candidates pursuant to the preceding sentence unless such candidate or candidates' names have been placed in nomination before the voting and the shareholder has given notice, at the meeting and before the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, then all shareholders may accumulate their votes for candidates in nomination.

          (D) Elections need not be by ballot; provided however, that all elections for directors must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

          (E) In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

Section 2.08.  Record Date
--------------------------

          (A) The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of, and to vote at, any meeting of shareholders or entitled to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect of any change, conversion or exchange of shares. The record date so fixed shall not be more than sixty (60) nor fewer than ten (10) days before the date of the meeting, nor more than sixty (60) days before any other action. When a record date is so fixed, only shareholders of


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record on that date shall be entitled to notice of, and to vote at, the meeting, or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation after the record date. A determination of shareholders of record entitled to notice of, or to vote at, a meeting of the shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date or the meeting is adjourned for more than forty-five
(45) days from the date set for the original meeting.

          (B) If the Board of Directors does not fix a record date, then the record date for determining which shareholders are entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders for any purpose other than those set forth in this Section and Section 2.12 of these Bylaws shall be at the close of business on the day on which the Board of Directors adopts the resolutions relating thereto, or on the 60th day before the date of such other action, whichever is later.

Section 2.09.  Proxies
----------------------

          (A) Every person entitled to vote or to execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Corporation. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it before the vote pursuant thereto, except as otherwise provided in this Section or these Bylaws. Revocation may be effected by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person who executed the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmarked date on the envelopes in which they are mailed. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of the death or incapacity is received by the Corporation.

          (B) Except when other provision shall have been made by written agreement between the parties, the record holder of shares held by a pledgee or otherwise as security or belonging to another shall issue to the pledgor or to the owner of such shares, upon demand therefor and payment of necessary expenses thereof, a proxy to vote or take other action.

          (C) A proxy stating that it is irrevocable is irrevocable for the period specified therein when it is held by any of the following or a nominee of any of the following:

               (1)     a pledgee;

               (2) a person who has bought or agreed to buy or holds an option to buy the shares of a person who has sold a portion of such person's shares in the Corporation to the maker of the proxy;


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               (3)     a creditor or creditors of the Corporation or the
shareholder who extended or continued credit to the Corporation or the shareholder in consideration of the proxy, if the proxy states that it was given in consideration of such extension or continuation of credit and the name of the person extending or continuing credit;

               (4) a person who has contracted to perform services as an employee of the Corporation, if a proxy is required by the contract of employment and if the proxy states that it was given in consideration of such contract of employment, the name of the employee and the period of employment contracted for;

               (5)     a person designated by or under an agreement under
Section 706 of the California General Corporation Law; or

               (6) a beneficiary of a trust with respect to shares held by the trust.

          (D) Notwithstanding the period of irrevocability specified, the proxy becomes revocable when the pledge is redeemed, the option or the agreement to buy is terminated or the seller no longer owns any shares of the Corporation or dies, the debt of the Corporation or the shareholder is paid, or the period of employment provided for in the contract of employment has terminated, the agreement under Section 706 has terminated, or the person ceases to be a beneficiary of the trust. In addition to the foregoing clauses (1) through (5), a proxy may be made irrevocable (notwithstanding subsection (C)) if it is given to secure the performance of a duty or to protect a title, either legal or equitable, until the happening of events which, by its terms, discharge the obligations secured by it.

          (E) A proxy may be revoked, notwithstanding a provision making it irrevocable, by a buyer of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability appear on the certificate representing such shares, or in the case of uncertificated securities, on the initial transaction statement and written statements.

Section 2.10.  Inspectors of Election
-------------------------------------

          (A) In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election to act at such meeting and any adjournment thereof. If the Board of Directors does not appoint inspectors of election, then the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors before the meeting, or at the meeting by the chairman.

          (B) The inspectors of election, impartially, in good faith, to the best of their ability, and as expeditiously as is practical, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the


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authenticity, validity and effect of proxies, shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. If there are three inspectors of election the decision, act or certificate of a majority of them shall be effective in all respects as the decision, act or certificate of all. On request of the chairman of the meeting or of any shareholder or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of
                                                       ----- -----
the facts stated therein.

Section 2.11.  Consent of Absentees
-----------------------------------

       The transactions of any meeting of the shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of shareholders need be specified in any written waiver of notice, except as provided in subdivision (f) of Section 601 of the California General Corporation Law.

Section 2.12.  Action without Meeting
-------------------------------------

       Subject to Section 603 of the California General Corporation Law, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting or without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action in a meeting at which all shares entitled to vote thereon were present and voted. Notwithstanding the previous sentence and subject to Section 3.05 of these Bylaws, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors. Unless a record date for voting purposes has been fixed as provided in Section 2.08 of these Bylaws, the record date for determining shareholders entitled to give consent pursuant to this Section, when no action has been taken by the Board of Directors, shall be the day on which the first written consent is given.

Section 2.13.  Shareholders' Right to Inspect Corporate Records
---------------------------------------------------------------

          (A) The accounting books and records and minutes of proceedings of the shareholders, Board of Directors and committees of the Board of Directors of the Corporation shall be open to inspection and copying upon the written demand on the Corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interest as a shareholder or as a holder of such voting trust certificate.


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          (B)     The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the Corporation, for a purpose reasonably related to such holder's interests as a shareholder or holder of a voting trust certificate.

          (C) Any inspection and copying under this Section may be made in person or by an agent or attorney, and the right to inspect and copy includes the right to make extracts.

Section 2.14.  Inspection of Bylaws
-----------------------------------

       The Corporation shall keep at its principal executive office, if in the State of California, and if not, at its principal business office in the State of California, the original or a copy of the Bylaws, as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.


                         Article III.  Directors
                         -----------------------


Section 3.01. Powers
--------------------

       Subject to the limitation of the Articles of Incorporation of the Corporation, of these Bylaws, and of the California General Corporation Law relating to action required to be approved by the shareholders or the outstanding shares, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person, provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors. Without prejudice to these general powers, but subject to the same provisions, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

          (a) To select and remove all of the officers, agents, and employees of the Corporation, prescribe powers and duties for them not inconsistent with law, the Articles of Incorporation of the Corporation or these Bylaws, fix their compensation, and require from them security for faithful service;

          (b) To conduct, manage, and control the affairs and business of the Corporation and to make rules and regulations therefor not inconsistent with law, the Articles of Incorporation of the Corporation or these Bylaws, as they may deem best;

          (c) To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of seal and stock certificates from time to time as they may deem best;


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          (d)     To authorize the issuance of shares of stock of the
Corporation from time to time, upon such terms and for such consideration as may be lawful; and

          (e) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and security therefor.

Section 3.02.  Number of Directors
----------------------------------

          The Corporation shall have no fewer than three (3) nor more than five
(5) directors; the exact number to be determined from time to time by resolution adopted by approval of the outstanding shares or by the affirmative vote of a majority of the whole Board of Directors, and such exact number shall be three
(3) until otherwise determined. Notwithstanding the foregoing, before the issuance of any shares and so long as the Corporation has only one shareholder, the number of directors may be one or two, and so long as the Corporation has two shareholders, the number may be two. As used in these Bylaws, the term "whole Board" means the number of directors that the Corporation would have if there were no vacancies. After the issuance of shares, Bylaws specifying or changing the maximum or minimum number of directors or changing from a variable to a fixed board or vice versa may be adopted only by approval of the outstanding shares. No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of his or her term of office.

Section 3.03.  Election and Term of Office
------------------------------------------

       The directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of shareholders held for that purpose. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified.

Section 3.04.  Vacancies
------------------------

          (A) A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of death, resignation or removal of any director, or if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

          (B) The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court, convicted of a felony, or if within sixty (60) days after notice of his election, he does not accept the office either in writing or by attending a meeting of the Board of Directors. Vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders. The shareholders may elect a director or directors at any time to fill


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any vacancy or vacancies not filled by the directors.  Any such election by written consent other than to fill a vacancy created by removal shall require the consent of a majority of the outstanding shares entitled to vote. If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders constitute less than a majority of the directors then in office, then any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of shareholders to elect the entire Board of Directors. The term of office of any director not elected by the shareholders shall terminate upon such election of a successor.

          (C) Any director may resign, effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, then a successor may be elected to take office when the resignation becomes effective.

Section 3.05.  Removal
----------------------

          (A) Any or all of the directors may be removed without cause if such removal is approved by the outstanding shares of the Corporation, subject to the following; (1) no director may be removed (unless the entire Board of Directors is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected; and (2) when, by the provisions of the Articles of Incorporation of the Corporation, the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

          (B) No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of his term of office.

Section 3.06.  Place of Meeting
-------------------------------

       Regular meetings of the Board of Directors shall be held at any place within or without the State of California which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors given either before or after the meeting and filed with the Secretary of the Corporation. In the absence of such designation regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the principal executive office.


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Section 3.07.  Regular Meetings of the Board of Directors
---------------------------------------------------------

       Regular meetings of the Board of Directors shall be held on the day of the annual meeting of shareholders after adjournment of such meeting, if not a legal holiday, and if a legal holiday, then on a date fixed by the Board of Directors. No notice shall be required for any such regular meeting of the board.

Section 3.08.  Special Meetings
-------------------------------

          (A) Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, or, if he is absent or unable or refuses to act, by any Vice Chairman, or the President, or one-third of the directors then in office.

          (B) Special meetings of the Board of Directors shall be held upon four days' written notice or 48 hours' notice given personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at his address as it is shown upon the records of the Corporation or as may have been given to the Corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, then at the place where the meetings of the directors are regularly held.

          (C) Notice by mail shall be deemed to have been given at the time written notice is deposited in the United States mail, postage pre-paid. Any other written notice shall be deemed to have been given at the time when it is personally delivered to the recipient or delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

Section 3.09.  Waiver of Notice
-------------------------------

       The transactions of any meeting of the Board of Directors, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.10.  Notice of Adjournment
------------------------------------

       A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place are fixed at the meeting adjourned, except as provided in the next sentence. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given before the adjourned meeting to the directors who are not present at the time of the adjournment.

Section 3.11.  Quorum
---------------------

       A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business, except to adjourn as hereinafter provided. Except as otherwise provided in the Articles of Incorporation or Bylaws or in the California General Corporation Law, every act or decision done or made by the majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 3.12.  Participation in Meetings by Conference Telephone
----------------------------------------------------------------

      Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such a meeting can hear one another. Participation in a meeting pursuant to this section constitutes presence in person at such meeting.

Section 3.13.  Action Without Meeting
-------------------------------------

       Any action under any provision of the California General Corporation Law required or permitted to be taken by the Board of Directors, may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 3.14.  Fees and Compensation
------------------------------------

       Each director of the Corporation who is not a salaried officer or employee of the Corporation, or of a subsidiary of the Corporation, shall receive such allowances for serving as a director and such fees for attendance at meetings of the Board of Directors or the Investment Committee or any other committee appointed by the board as the board may from time to time determine.

Section 3.15. Directors' Right to Inspect Corporate Records
-----------------------------------------------------------

       Every director shall have the absolute right at any time to inspect and copy all books, records, documents of every kind, and to inspect the physical properties, of the Corporation and also of its subsidiary corporations, if any. Such inspection by a director may be made in person or by agent or attorney, and the right to inspect and copy includes the right to make extracts.

Section 3.16.  Election of Officers
-----------------------------------

     At the first regular meeting of the Board of Directors in each year (at which a quorum shall be present) held next after the annual meeting, the Board of Directors shall proceed to the election of the principal officers of the Corporation under the provisions of Article IV of these Bylaws.


                              Article IV. Officers
                              --------------------


Section 4.01.  Officers
-----------------------

     The officers of the Corporation shall consist of a President, a Secretary, a Chief Financial Officer, and such additional officers as may be elected or appointed in accordance with Section 4.03 of these Bylaws. One person may hold two or more offices, including the offices of President and Secretary.

Section 4.02.  Elections
------------------------

     All officers of the Corporation, except such officers as may be appointed in accordance with Section 4.03 of these Bylaws, shall be chosen annually by the Board of Directors, and each shall hold office until he resigns or is removed or otherwise disqualified to serve, or until his successor is chosen and qualified.

Section 4.03.  Other Officers
-----------------------------

     The Board of Directors, at its discretion, may choose a Chairman of the Board, and may appoint, or empower the President to appoint, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Financial Officers, or such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as the Board of Directors may from time to time determine.

Section 4.04.  Removal and Resignation
--------------------------------------

          (A) Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any such removal shall be without prejudice to the rights, if any, of the officer under his contract of employment, if any.

          (B) Any officer may resign at any time by giving written notice to the Board of Directors, the President, or the Secretary of the Corporation. Any such resignation shall be without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party, and shall take effect upon receipt of such notice or at any later time specified therein.

          (C) Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

Section 4.05.  Vacancies
------------------------

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

Section 4.06.  Chairman of the Board
------------------------------------

     The Chairman of the Board, if there is such an officer, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to the Chairman of the Board by the Board of Directors or prescribed by the Bylaws.

Section 4.07.  President
------------------------

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the general manager and chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall preside at all meetings of shareholders and, in the absence of the Chairman of the Board, or if there is no such officer, at all meetings of the Board of Directors. The President shall be ex officio a
                                                                -- -------
member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

Section 4.08.  Vice President
-----------------------------

     In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them by the Board of Directors or the Bylaws.

Section 4.09.  Secretary
------------------------

          (A) The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may order, a book of minutes of all meetings of shareholders, the Board of Directors, and its committees with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

          (B) The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.

          (C) The corporate minutes shall be kept in written form. The other information that the Secretary shall keep or cause to be kept shall be kept either in written form or in a form capable of being converted into written form.

          (D) The Secretary shall give, or cause to be given, notice of all the meetings of shareholders and of the Board of Directors and of any committees thereof required by the Bylaws or bylaw to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

Section 4.10.  Chief Financial Officer
--------------------------------------

          (A) The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

          (B) The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.


                           Article V. Indemnification
                          ---------------------------


Section 5.01.  Definitions
--------------------------

     For the purposes of this Article, "agent" includes any person who is or was a director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of a foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor Corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" includes any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes attorneys' fees and any expenses of establishing a right to indemnification under Section 5.04 or
Section 5.05(C) of these Bylaws.

Section 5.02.  Indemnification in Actions by Third Parties
----------------------------------------------------------

     The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by, or in the right of, the Corporation) by reason of the fact that such person is or was an agent of the Corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo
                                                                         ----
contendere or its equivalent shall not, of itself, create a presumption that the
----------
person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Corporation or that the person had reasonable cause to believe that his conduct was unlawful.

Section 5.03.  Indemnification in Actions by or in the Right of the Corporation
-------------------------------------------------------------------------------

     The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by, or in the right of, the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Corporation against expenses actually and reasonably incurred in connection with the defense or settlement of such action if he acted in good faith, in a manner he believed to be in the best interests of the Corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section:

          (A) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation in the performance of his duty to the Corporation, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

          (B) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

          (C) of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Section 5.04.  Indemnification Against Expenses
-----------------------------------------------

     To the extent that an agent of the Corporation has been successful on the merits in any proceeding referred to in Section 5.02 or 5.03 of these Bylaws or in defense of any claim, issue or matter therein, he shall be indemnified against his expenses actually and reasonably incurred in connection therewith.

Section 5.05.  Required Determinations
--------------------------------------

     Except as provided in Section 5.04 of these Bylaws, any indemnification under this Article shall be made by the Corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper under the circumstances because the agent has met the applicable standard of conduct set forth in Section 5.02 or 5.03 of these Bylaws by:

          (A) a majority vote of a quorum consisting of directors who are not parties to such proceeding;

          (B) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

          (C) the court in which such proceeding is or was pending upon application made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the Corporation.

Section 5.06.  Advance of Expenses
----------------------------------

     Expenses incurred in defending any proceeding may be advanced by the Corporation before the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.

Section 5.07.  Other Indemnification
------------------------------------

       The indemnification authorized by this Article shall not be exclusive of any additional rights to indemnification for breach of duty to the Corporation and its shareholders, while acting in the capacity of a director or officer of the Corporation, to the extent the additional rights to indemnification are authorized in a provision of the articles adopted pursuant to Section 204(a)(11) of the California General Corporation Law. The indemnification provided by this Article for acts, omissions, or transactions while acting in the capacity of, or while serving as, a director, or officer of the corporation, but not involving any breach of duty to the Corporation and its shareholders, shall not be exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, to the extent the additional rights to indemnification are authorized in the Articles of Incorporation of the Corporation. A provision in the Articles of Incorporation of the Corporation authorizing indemnification "in excess of that otherwise permitted by Section 317" or "to the fullest extent permissible under California law," or a substantial equivalent, shall be construed to be both a provision for additional indemnification for breach of duty to the Corporation and its shareholders as referred to in, and with the limitations required by, Section 204(a)(11) of the California General Corporation Law, and a provision for additional indemnification as referred to in Section 317(g) of the California General Corporation Law. The rights to indemnity under this Article shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person. Nothing contained in this Article shall affect any right to indemnification to which persons other than the directors and officers may be entitled by contract or otherwise.

Section 5.08.  Forms of Indemnification Not Permitted
-----------------------------------------------------

     No indemnification or advance shall be made under this Article, except as provided in Section 6.04 or Section 6.05(C) of these Bylaws in any circumstance where it appears:

          (A) that it would be inconsistent with a provision of the Articles of Incorporation of the Incorporation, Bylaws, a resolution of the Board of Directors or shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

          (B) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 5.09.  Insurance
------------------------

     The Corporation shall have the power to buy and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of this Article.


                     Article VI. Stock and Stock Provisions
                    ---------------------------------------

Section 6.01. Stock
-------------------

     The amount of authorized stock of the Corporation shall consist of 50,000,000 shares of no par value common stock and 10,000,000 shares of no par value preferred stock.

Section 6.02. Common Stock Provisions
-------------------------------------

     The rights, preferences and voting powers of the common stock of the Corporation shall be as follows:

     (A) Dividends. Dividends may be paid on shares of the common stock, out of funds legally available for the purpose, when and as declared by the Board of Directors.

     (B) Payment on Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for payment and distribution to shareholders shall be paid and distributed to the holders of shares of the common stock, ratably.

     (C) Voting Rights. The holders of shares of common stock shall, in the election of directors and upon each other matter coming before any meeting of stockholders, be entitled to one vote for each share of such stock standing in his or her name on the books of the Corporation.

     (D) Preemptive Rights. The holders of shares of the common stock shall have no preemptive rights.

     (E) Issuance of Shares of Common Stock. The authorized but unissued shares of common stock may be issued and sold or otherwise disposed of by the Corporation, at any time or from time to time, for such consideration, and for such purpose or purposes, as may be determined by the Board of Directors.

     (F) Acquisition by Corporation of its Own Stock. Unless any statute of the State of California shall expressly provide to the contrary and subject to the provisions of these Bylaws, the Corporation may acquire, hold and dispose of any shares of its common stock or stock of any other class issued and outstanding.

Section 6.03 Preferred Stock Provisions
---------------------------------------

     The preferred stock may be issued from time to time in one or more series. The Board of Directors is authorized to provide for the issue of all or any of the shares of the preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of shares and as permitted by the General Corporation Law of the State of California.

                           Article VII. Miscellaneous
                          ---------------------------

Section 7.01.  Annual Report to Shareholders
--------------------------------------------

     The annual report to shareholders referred to in Section 1501 of the California General Corporation Law is expressly waived, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to shareholders.

Section 7.02.  Monthly Report to Directors
------------------------------------------

     The Corporation shall cause a monthly report to be sent to the directors not later than ten (10) days after the close of each calendar month. The monthly report shall contain a balance sheet as of the end of that calendar month and an income statement and statement of changes in financial position for that calendar month, accompanied by a full and clear statement of the business and condition of the Corporation.

Section 7.03.  Checks, Drafts, etc.
-----------------------------------

     All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

Section 7.04.  Authority to Execute Contracts
---------------------------------------------

     Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other instrument in writing, and any assignment or endorsements thereof, executed or entered into between this Corporation and any other person, when signed by the Chairman of the Board, if there is such an officer, the President or any Vice President, the Secretary, any Assistant Secretary, the Chief Financial Officer or any Assistant Financial Officer of the Corporation shall be valid and binding on this Corporation unless the other person knew that the signing officers had no authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board of Directors and, unless so authorized or subsequently ratified by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

Section 7.05.  Certificates
---------------------------

          (A) Every holder of shares of the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman of the Board, if there is such an officer, the President or a Vice President and by the Chief Financial Officer or an Assistant Financial Officer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimiles. If any officer, transfer agent, or registrar who has signed or a facsimile of whose signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.


          (B) Certificates for shares may be issued before full payment under such restrictions and for such purposes as the Board of Directors may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

          (C) If the shares of the Corporation are ever classified or if any class of shares has two or more series, there shall appear on the certificate one of the following:

               (1) a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued upon the holders thereof;

               (2) a summary of such rights, preferences, privileges and restrictions with references to the provisions of the Articles of Incorporation of the Corporation and any certificates of determination establishing the same; or

               (3) a statement setting forth the office or agency of the Corporation from which shareholders may obtain, upon request and without charge, a copy of the statement referred to in clause (1), above.

          (D) There shall also appear on the certificate (unless stated or summarized pursuant to clause (1) or (2), above, or Section 417 of the California General Corporation Law) the statements required by all of the following clauses to the extent applicable:

               (1) the fact that the shares are subject to restrictions on transfer;

               (2) if the shares are assessable or are not fully paid, a statement that they are assessable or the statements required by subdivision (d) of Section 409 of the California General Corporation Law if they are not fully paid;

               (3) the fact that the shares are subject to a voting agreement under subdivision (a) of Section 706 of the California General Corporation Law or an irrevocable proxy under subdivision (e) of Section 705 of the California General Corporation Law or restrictions upon voting rights contractually imposed by the Corporation;

               (4)     the fact that shares are redeemable; and

               (5) the fact that the shares are convertible and the period of conversion.

Unless stated on the certificate as required by this paragraph, no restriction upon transfer, liability for assessment or for the unpaid portion of the subscription price, right of redemption, voting agreement under subdivision (a) of Section 706 of the California General Corporation Law, irrevocable proxy under subdivision (e) of Section 705 of the California General Corporation Law or voting restriction imposed by the Corporation shall be enforceable against a transferee of the shares without actual knowledge of such restriction, liability, right, agreement or proxy.

Section 7.06.  Transfer of Certificates
---------------------------------------

       When a certificate for shares is presented to the Corporation or its transfer clerk or transfer agent with a request to register the transfer, the Corporation shall register the transfer, cancel the certificate presented, and issue a new certificate if; (A) the security is endorsed by the appropriate person or persons; (B) reasonable assurance is given that those endorsements are genuine and effective; (C) the Corporation has no notice of adverse claims or has discharged any duty to inquire into such adverse claims; (D) any applicable law relating to the collection of taxes has been complied with; and (E) is not in violation of any federal or state law. Where a certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate in place of the original if the owner; (X) so requests before the Corporation has notice that the certificate has been acquired by a bona fide purchaser; (Y)
                                                   ---- ----
files with the Corporation a sufficient indemnity bond; and (Z) satisfies any other reasonable requirements as may be imposed by the Board of Directors. Except as provided above, no new certificate for shares shall be issued in lieu of an old certificate unless the Corporation is ordered to do so by a judgment of a court in an action brought under subdivision (b) of Section 419 of the California General Corporation Law.

Section 7.07.  Representation of Shares of Other Corporations
-------------------------------------------------------------

     The President or any Vice President and the Secretary or Assistant Secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

Section 7.08.  Construction and Definitions
-------------------------------------------

     Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.


                            Article VIII. Amendments
                            ------------------------

     These Bylaws may be amended, altered, changed or repealed by the Board of Directors, at any meeting of such board, except only wherein a change in the Bylaws is, by statute or by the provisions of Article VII herein, made dependent upon a particular vote of shareholders.

          THIS IS TO CERTIFY;

          That I am the duly elected, qualified and acting Secretary of Accelacorp 1, Inc., a California corporation (the "Company"), and that the foregoing Bylaws were adopted as the Bylaws of the Company on October 10, 2000, by the duly elected directors of the Company.

          IN WITNESS WHEREOF, I have hereunto set my hand as of this 10th day of October, 2000.



                                               /s/  JOHN W. MARTIN
                                           ------------------------------------
                                               John W. Martin

                                                                     EXHIBIT 3.1




                                     BYLAWS
                                       OF
                               ACCELACORP 1, INC.
                            a California corporation





                            Adopted October 9, 2000